Exhibit 10 (d)

FIRST AMENDMENT TO
INDUSTRIAL LEASE AGREEMENT

THIS FIRST AMENDMENT TO INDUSTRIAL LEASE AGREEMENT(The First Amendment) is made this _____ day of June, 2007, by and between LIBERTY PROPERTY/SYNTERRA LIMITED PARTNERSHIP, a Pennsylvania limited partnership (“Landlord”) and TASTY BAKING COMPANY, a Pennsylvania corporation (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into an Industrial Lease Agreement dated May 8, 2007 (the “Lease”) for an approximately 25 acre lot located within the Navy Yard, Philadelphia, Pennsylvania as more particularly described in the Lease (the “Premises”);

WHEREAS, under the terms of Paragraph 30(d) (Lease Contingencies), Landlord may terminate the Lease if, on or before the date that is thirty (30) days after May 8, 2007 (i.e. June 7, 2007), Landlord (or Landlord’s Affiliate) and Tenant have not entered into a lease (the “Office Lease”) for approximately 35,000 square feet of office space in an office building to be constructed by an Affiliate of Landlord in the Navy Yard and commonly known as Three Crescent Drive (the “Office Lease Contingency”);

WHEREAS, Landlord and Tenant wish to extend the Office Lease Contingency for the Office Lease until June 15, 2007.

NOW, THEREFORE, intending to be legally bound, Landlord and Tenant hereby agree the Office Lease Contingency has been extended to June 15, 2007.  All other terms of the Lease are in full force and effect.

This First Amendment may be executed by the parties hereto and any number of separate counterparts, all of which, when delivered, shall together constitute one and the same agreement.

This First Amendment may be executed by facsimile signature which shall, for all purposes, serve as an original executed counterpart of the First Amendment upon delivery of an executed copy here by facsimile.

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment as of the day and year first above written.

Landlord:

LIBERTY PROPERTY/SYNTERRA
LIMITED PARTNERSHIP

By:  Liberty Property Philadelphia Navy Yard
        Limited Partnership, its General Partner

       By:  Liberty Property Philadelphia Navy
              Yard Corporation, its General Partner

By:
John S. Gattuso
Senior Vice President

Tenant:

TASTY BAKING COMPANY

By:
Name: Larry Weilheimer
Title:

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